GOLDMAN SACHS TRUST

Class A Shares, Class C Shares, Institutional Shares, Investor Shares, Class R Shares

and Class T Shares of the

Goldman Sachs Rising Dividend Growth Fund

(the “Fund”)

Supplement dated December 15, 2017 to the

Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”), each dated February 28, 2017, each as supplemented to date

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

At a meeting held on December 13, 2017, the Board of Trustees (the “Board”) of the Goldman Sachs Trust approved (i) changes to the investment management responsibilities for the Fund and (ii) an Amended and Restated Sub-Advisory Agreement between Goldman Sachs Asset Management, L.P. (“GSAM”) and Dividend Assets Capital, LLC (“DAC”). Effective at the close of business on March 30, 2018 (the “Effective Date”), GSAM’s Quantitative Investment Strategies team will manage the Fund’s dividend-paying investments using a systematic, rules-based approach, while DAC will continue to manage the Fund’s investments in master limited partnerships.

In addition, on February 28, 2018, the Fund will publish information regarding its portfolio holdings on a monthly basis (rather than quarterly), subject to a ten day lag between the date of the information and the date on which the information is disclosed.

Accordingly, as of the Effective Date (or as of February 28, 2018, for changes to the frequency of the portfolio holdings disclosure), the Fund’s Prospectus, Summary Prospectus and SAI are revised as follows:

The following replaces in its entirety the “Goldman Sachs Rising Dividend Growth Fund—Summary—Principal Strategy” section in the Prospectus and “Principal Strategy” section in the Summary Prospectus:

The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in equity investments of dividend-paying U.S. and foreign companies with market capitalizations of at least $500 million.

10/10 Equity Investments

The Investment Adviser’s Quantitative Investment Strategies (“QIS”) team manages the Fund’s equity investments, including investments that meet the 10/10 Test described below (the “10/10 Sleeve”). The Fund will generally invest in common and preferred stocks as well as real estate investment trusts (“REITs”) that have paid dividends over the previous 10 years or more and have increased their dividends per share by approximately 10% or more per year, on average, over a 10-year trailing period (the “10/10 Test”). For purposes of this determination, special dividends are disregarded. Once a company’s stock is purchased by the Fund, if the stock’s average annual dividend growth rate declines below approximately 10% per year over a 10-year trailing period, or the company has more than one year-over-year decrease in dividends per share over a 10-year trailing period, the position will generally be sold. The QIS team uses a systematic, rules-based approach, in combination with a qualitative overlay, to select the stocks meeting the 10/10 Test in which the Fund invests.

MLP Investments

Dividend Assets Capital, LLC (“DAC”) serves as sub-adviser to the Fund (the “Sub-Adviser”) and manages the Fund’s investments in master limited partnerships (“MLPs”) (the “MLP Sleeve”). The Fund may invest in MLPs irrespective of the 10/10 Test. Many MLPs operate pipelines transporting crude oil, natural gas and other petroleum products along with associated facilities. The MLP Sleeve will generally consist of 15% of the Fund’s Net Assets measured at the time of purchase.

The Fund will generally rebalance its portfolio on a quarterly basis to allocate between the 10/10 Sleeve and the MLP Sleeve.

The Fund may also invest up to 20% of the Fund’s total assets in fixed income securities, other investment companies (including mutual funds and exchange-traded funds (“ETFs”)) or other equity investments with market capitalizations of less than $500 million.

The Fund’s benchmark is the S&P 500® Index.

In the “Goldman Sachs Rising Dividend Growth Fund—Summary—Principal Risks of the Fund” section in the Prospectus and “Principal Risks of the Fund” section in the Summary Prospectus, (i) “Non-Diversification Risk” is removed; (ii) “Investment Style Risk” is replaced in its entirety; and (iii) “Management Risk” is added:

Investment Style Risk. Different investment styles (e.g., “growth,” “value” or “quantitative”) tend to shift in and out of favor depending upon market and economic conditions and investor sentiment. The Fund’s quantitative style and emphasis on companies with rising dividend payments could cause the Fund to underperform other funds that invest in similar asset classes but employ a different investment style. Securities that pay high dividends, as a group, can fall out of favor with the market, causing such companies to underperform companies that do not pay high dividends. Additionally, a sharp rise in interest rates or an economic downturn could cause a company to reduce or eliminate its dividend.

Management Risk. A strategy used by the Investment Adviser may fail to produce the intended results. The Investment Adviser attempts to execute a complex strategy for the Fund using proprietary quantitative models. Investments selected using these models may perform differently than expected as a result of the factors used in the models, the weight placed on each factor, changes from the factors’ historical trends, and technical issues in the construction and implementation of the models (including, for example, data problems and/or software issues). There is no guarantee that the Investment Adviser’s use of these quantitative models will result in effective investment decisions for the Fund. Additionally, commonality of holdings across quantitative money managers may amplify losses.

The following replaces in its entirety the “Portfolio Manager” subsection of the “Goldman Sachs Rising Dividend Growth Fund—Summary—Portfolio Management” section of the Prospectus and the “Portfolio Management” section of the Summary Prospectus:

Goldman Sachs Asset Management, L.P. is the investment adviser for the Fund (the “Investment Adviser” or “GSAM”). Dividend Assets Capital, LLC (“DAC”) serves as the sub-adviser to the Fund (the “Sub-Adviser”).

GSAM:

Portfolio Managers: Monali Vora, CFA, Managing Director, has managed the Fund since 2018; and Aron Kershner, Vice President, has managed the Fund since 2018.

DAC:

Portfolio Managers: C. Troy Shaver, Jr., President, Dividend Assets Capital Holdings, Inc., CEO and CIO of DAC, has managed the Fund since 2012 (and has managed the Predecessor Fund since 2010); and Ying “Susie” Wang, CFA, Director of Energy/MLP Strategy of DAC, has managed the Fund since 2012 (and has managed the Predecessor Fund since 2011).

The following replaces in its entirety the “Investment Management Approach—Principal Investment Strategies—Goldman Sachs Rising Dividend Growth Fund” section of the Prospectus:

The Fund invests, under normal circumstances, at least 80% of its Net Assets in equity investments of dividend-paying U.S. and foreign companies with market capitalizations of at least $500 million.

10/10 Equity Investments

The QIS team manages the Fund’s 10/10 Sleeve. The Fund will generally invest in common and preferred stocks as well as REITs that meet the 10/10 Test. For purposes of this determination, special dividends are disregarded. Once a company’s stock is purchased by the Fund, if the stock’s average annual dividend growth rate declines below approximately 10% per year over a 10-year trailing period, or the company has more than one year-over-year decrease in dividends per share over a 10-year trailing period, the position will generally be sold. The QIS team uses a systematic, rules-based approach, in combination with a qualitative overlay, to select the stocks meeting the 10/10 Test in which the Fund invests.

MLP Investments

DAC, the Fund’s Sub-Adviser, manages the Fund’s MLP Sleeve. The Fund may invest in MLPs irrespective of the 10/10 Test. Many MLPs operate pipelines transporting crude oil, natural gas and other petroleum products along with associated facilities. The MLP Sleeve will generally consist of 15% of the Fund’s Net Assets measured at the time of purchase.

The Fund will generally rebalance its portfolio on a quarterly basis to allocate between the 10/10 Sleeve and the MLP Sleeve.

The Fund may also invest up to 20% of the Fund’s total assets in fixed income securities, other investment companies (including mutual funds and ETFs) or other equity investments with market capitalizations of less than $500 million.

The Fund’s benchmark is the S&P 500® Index. The S&P 500® Index is a U.S. stock market index based on the market capitalization of 500 large companies having common stock listed on the New York Stock Exchange or NASDAQ.

Rising Dividend Growth Fund’s Investment Philosophy

GSAM’s 10/10 Investment Philosophy and Process:

Under normal conditions, the QIS team generally seeks to invest in companies that:

∎	Have paid dividends at an increasing rate of 10% per year, on average, over a 10-year trailing period (for purposes of this determination, special dividends are disregarded)
∎	Have paid those dividends for a minimum of 10 consecutive years

The 10/10 Test is designed to select stocks based on dividend growth, dividend stability and earnings quality. Having identified the universe of stocks that meet the 10/10 Test, the QIS team then selects the stocks in which the Fund invests.

The QIS team’s investment selection process relies on a systematic rules-based approach in combination with a qualitative overlay. As a result of the qualitative overlay, the Fund may invest in stocks other than those generated by the QIS team’s proprietary models, at the discretion of the portfolio managers. The QIS team may, at its discretion, make changes to its quantitative techniques from time to time based on the team’s proprietary research.

The starting universe of stocks comprises approximately 3,000 U.S. listed stocks (excluding MLPs and ADRs). The universe construction begins by looking at U.S. listed stocks with a market cap greater than $500 million.

Then the QIS team applies the 10/10 Test on the remaining stocks in the universe. Following the 10/10 Test, the stock selection is based on dividend stability and earnings quality as well as liquidity constraints. In applying these constraints, the QIS team may, among other things, eliminate stocks where a position would represent more than a predetermined percentage of the average daily value and/or the Fund would not be able to sell the stock within a certain time period. The QIS team also evaluates sector exposures within the 10/10 Sleeve based on the sector exposures of the Fund’s benchmark.

DAC’s MLP Investment Philosophy:

In managing the Fund’s MLP Sleeve, DAC generally seeks to invest in companies that:

∎	Are committed to distributing profits to shareholders
∎	Are industry leaders with growing global exposure
∎	Demonstrate an ability to manage their business with consistent earnings growth in various economic cycles

Under normal conditions, DAC selects stocks for the Fund by seeking companies with strong earnings growth potential, and generally places special emphasis on those companies that it believes demonstrate:

∎	Financial stability
∎	Strong market position with solid pricing power
∎	Effective management leadership
∎	Presence in markets with a high barrier to entry

As of February 28, 2018, the following replaces the second paragraph under “Investment Management Approach—Other Investment Practices and Securities” in the Prospectus:

The Income Builder Fund publishes on its website (http://www.gsamfunds.com) complete portfolio holdings as of the end of each calendar quarter subject to a thirty day lag between the date of the information and the date on which the information is disclosed. The Income Builder Fund may, at its discretion, publish these holdings earlier, if deemed necessary by the Fund. The Rising Dividend Growth Fund publishes on its website (http://www.gsamfunds.com) complete portfolio holdings as of the end of each month subject to a ten day lag between the date of the information and the date on which the information is disclosed. In addition, the Funds publish on their website monthly top ten holdings subject to a fifteen calendar-day lag between the date of the information and the date on which the information is disclosed. This information will be available on the website until the date on which a Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the SEC. In addition, a description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Funds’ SAI.

In the “Goldman Sachs Rising Dividend Growth Fund” column of the table under the “Risks of the Fund” section of the Prospectus (i) “Non-Diversification Risk” is removed and (ii) the following row for “Management Risk” is added:

✓	Principal Risk
•	Additional Risk

Rising Dividend Growth Fund

Management	✓

Under the “Risks of the Funds” section of the Prospectus, the “Investment Style Risk” is replaced in its entirety and the following risk is added:

Investment Style Risk—Different investment styles (e.g., “growth,” “value,” or “quantitative”) tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Fund may outperform or underperform other funds that invest in similar asset classes but employ different investment styles. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Growth companies are often expected by investors to increase their earnings at a certain rate. When these expectations are not met, investors can punish the stocks inordinately even if earnings showed an absolute increase. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those that are undervalued in comparison to their peers due to adverse business developments or other factors.

Within the “growth” investment style, the Rising Dividend Growth Fund places an emphasis on companies with rising dividend payments, which may cause the Fund to underperform other funds that do not have the same strategy. Securities that pay high dividends, as a group, can fall out of favor with the market, causing such companies to underperform companies that do not pay high dividends. Additionally, a sharp rise in interest rates or an economic downturn could cause a company to reduce or eliminate its dividend.

The Rising Dividend Growth Fund also employs a “quantitative” style, and may outperform or underperform other funds that invest in similar asset classes but employ different investment styles.

Management Risk—A strategy used by the Investment Adviser may fail to produce the intended results. The Investment Adviser attempts to execute a complex strategy for the Rising Dividend Growth Fund using proprietary quantitative models. Investments selected using these models may perform differently than expected as a result of the factors used in the models, the weight placed on each factor, changes from the factors’ historical trends, and technical issues in the construction and implementation of the models (including, for example, data problems and/or software issues). There is no guarantee that the Investment Adviser’s use of these quantitative models will result in effective investment decisions for the Rising Dividend Growth Fund. Additionally, commonality of holdings across quantitative money managers may amplify losses.

The following replaces the second paragraph in the “Service Providers—Investment Adviser” section of the Prospectus:

The Investment Adviser provides day-to-day advice regarding the Funds’ portfolio transactions, except with respect to the MLP Sleeve of the Rising Dividend Growth Fund. The Investment Adviser makes the investment decisions for the Funds and places purchase and sale orders for the Funds’ portfolio transactions in the U.S. and foreign markets, except with respect to the MLP Sleeve of the Rising Dividend Growth Fund. As permitted by applicable law, these orders may be directed to any executing brokers, dealers, futures commission merchants or other counterparties, including Goldman Sachs and its affiliates. While the Investment Adviser is ultimately responsible for the management of the Funds, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. In addition, the Investment Adviser has access to the research and certain proprietary technical models developed by Goldman Sachs (subject to legal, internal, regulatory and Chinese Wall restrictions), and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities.

The following replaces in its entirety the “Service Providers—Sub-Adviser—Rising Dividend Growth Fund” section of the Prospectus:

Dividend Assets Capital, LLC (“DAC”), with offices at 58 Riverwalk Boulevard, Building 2, Suite A, Ridgeland, SC 29936, serves as the Sub-Adviser to the Rising Dividend Growth Fund and provides the day-to-day advice regarding the Rising Dividend Growth Fund’s MLP Sleeve. DAC makes the investment decisions for the Fund’s MLP Sleeve and places purchase and sale orders for the Fund’s MLP Sleeve in the U.S. and foreign markets. As permitted by applicable law, these orders may be directed to any executing brokers, dealers, futures commission merchants or clearing brokers, including Goldman Sachs and its affiliates. DAC, a South Carolina limited liability company, is a registered investment adviser founded in 2003. As of December 31, 2016 DAC had approximately $3.15 billion in assets under management.

The following replaces the fourth paragraph and the accompanying table in the “Service Providers—Management Fees and Other Expenses” section of the Prospectus:

As compensation for its services as Sub-Adviser, DAC is entitled to a fee, payable by the Investment Adviser and computed daily and payable each calendar quarter, at the annual rate of 0.50% of the average daily net assets of the Rising Dividend Growth Fund’s MLP Sleeve managed by DAC.

The following replaces in its entirety the “Service Providers—Fund Managers—Rising Dividend Growth Fund” section of the Prospectus:

GSAM Quantitative Investment Strategies Team

Name and Title	Fund Responsibility	Years Primarily Responsible	Five Year Employment History
Monali Vora, CFA Managing Director	Portfolio Manager— Rising Dividend Growth	Since 2018	Ms. Vora is a member of the Customized Beta Strategies team. Prior to working in the Customized Beta Strategies team, she spent six years as a member of the QIS Equity Portfolio team. Ms. Vora joined the Investment Adviser in 2000.
Aron Kershner Vice President	Portfolio Manager— Rising Dividend Growth	Since 2018	Mr. Kershner is a Senior Portfolio Manager on the Quantitative Investment Strategies (QIS) team and joined the Investment Adviser in 2005.

Sub-Adviser Portfolio Management Team

Portfolio managers C. Troy Shaver, Jr. and Ying “Susie” Wang have day-to-day management responsibility of the Rising Dividend Growth Fund’s MLP Sleeve.

Name and Title	Fund Responsibility	Years Primarily Responsible	Five Year Employment History
C. Troy Shaver, Jr., President, Dividend Assets Capital Holdings, Inc., CEO and CIO, DAC	Portfolio Manager— Rising Dividend Growth	Since 2012*	Mr. Shaver has been a portfolio manager and has served as CEO of DAC since its inception in 2003. He has also served as President of DAC’s holding company since 2014 and Chief Investment Officer of DAC since 2015. Mr. Shaver is also a managing director and founding member of DAC. He served as President of DAC since inception to 2014. Mr. Shaver served as the Chief Compliance Officer of DAC from 2003-2010. From 2000 to 2004, Mr. Shaver was Vice Chairman/President and CEO of GoldK, Inc./GoldK Investment Services, Inc. From 1996 to 2000, Mr. Shaver served as President of State Street Research Investment Services, Inc.
Ying “Susie” Wang, CFA Director of Energy/MLP Strategy, DAC	Portfolio Manager— Rising Dividend Growth	Since 2012*	Ms. Wang has been a portfolio manager since 2011, and also serves as Director of Energy/MLP Strategy for DAC. From 2008 to 2011 she was a Research Analyst at DAC. Ms. Wang received her MBA from Georgia Southern University in 2008 and is a Chartered Financial Analyst (CFA) affiliated member.

*	Mr. Shaver and Ms. Wang also served as portfolio managers of the Predecessor Fund since February 2010 and December 2011, respectively.

The following replaces in its entirety the “Investment Objectives and Policies—General Information Regarding The Rising Dividend Growth Fund” section of the SAI:

The Investment Adviser may purchase for the Fund common stocks, preferred stocks, interests in REITs, convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, shares of other investment companies (including ETFs), warrants, stock purchase rights and synthetic and derivative instruments that have economic characteristics similar to equity securities. The Investment Adviser’s Quantitative Investment Strategies (“QIS”) team uses a systematic, rules-based approach, in combination with a qualitative overlay, to select securities in which the Fund invests. The Sub-Adviser may purchase for the Fund MLPs. DAC manages the portion of the Fund’s assets invested in MLPs (“MLP Sleeve”).

Rising Dividend Growth Fund’s Investment Philosophy

GSAM’s 10/10 Investment Philosophy and Process:

Under normal conditions, the QIS team generally seeks to invest in companies that:

∎	Have paid dividends at an increasing rate of 10% per year, on average, over a 10-year trailing period (for purposes of this determination, special dividends are disregarded)
∎	Have paid those dividends for a minimum of 10 consecutive years

The 10/10 Test is designed to select stocks based on dividend growth, dividend stability and earnings quality. Having identified the universe of stocks that meet the 10/10 Test, the QIS team then selects the stocks in which the Fund invests.

The QIS team’s investment selection process relies on a systematic rules-based approach in combination with a qualitative overlay. As a result of the qualitative overlay, the Fund may invest in stocks other than those generated by the QIS team’s proprietary models, at the discretion of the portfolio managers. The QIS team may, at its discretion, make changes to its quantitative techniques from time to time based on the team’s proprietary research.

The starting universe of stocks comprises approximately 3,000 U.S. listed stocks (excluding MLPs and ADRs). The universe construction begins by looking at U.S. listed stocks with a market cap greater than $500 million.

Then the QIS team applies the 10/10 Test on the remaining stocks in the universe. Following the 10/10 Test, the stock selection is based on dividend stability and earnings quality as well as liquidity constraints. In applying these constraints, the QIS team may, among other things, eliminate stocks where a position would represent more than a predetermined percentage of the average daily value and/or the Fund would not be able to sell the stock within a certain time period. The QIS team also evaluates sector exposures within the 10/10 Sleeve based on the sector exposures of the Fund’s benchmark.

DAC’s MLP Investment Philosophy:

In managing the Fund’s MLP Sleeve, DAC generally seeks to invest in companies that:

∎	Are committed to distributing profits to shareholders
∎	Are industry leaders with growing global exposure
∎	Demonstrate an ability to manage their business with consistent earnings growth in various economic cycles

Under normal conditions, DAC selects stocks for the Fund by seeking companies with strong earnings growth potential, and generally places special emphasis on those companies that it believes demonstrate:

∎	Financial stability
∎	Strong market position with solid pricing power
∎	Effective management leadership
∎	Presence in markets with a high barrier to entry

The following replaces in its entirety the paragraph immediately preceding the table disclosing the annual rates paid by GSAM to DAC as Sub-Adviser, as well as the table itself, in the “Management Services—Investment Adviser and Sub-Adviser” section of the SAI:

As compensation for its services as Sub-Adviser, DAC is entitled to a fee, payable by GSAM and computed daily and payable each calendar quarter, at the annual rate of 0.50% of the average daily net assets of the Rising Dividend Growth Fund’s MLP Sleeve managed by DAC.

As of February 28, 2018, the following replaces the third paragraph under “Other Information—Selective Disclosure of Portfolio Holdings” in the SAI:

The Income Builder Fund currently intends to publish on the Trust’s website complete portfolio holdings for the Fund as of the end of each calendar quarter subject to a 30 calendar-day lag between the date of the information and the date on which the information is disclosed. The Income Builder Fund may however, at its discretion, publish these holdings earlier than 30 calendar days, if deemed necessary by the Fund. The Rising Dividend Growth Fund currently intends to publish on the Trust’s website complete portfolio holdings for the Fund as of the end of each month subject to a ten day lag between the date of the information and the date on which the information is disclosed. In addition, each Fund publishes on the website monthly top ten holdings subject to a fifteen calendar-day lag between the date of the information and the date on which the information is disclosed. Each Fund may publish on the website complete portfolio holdings information more frequently if it has a legitimate business purpose for doing so.

This supplement should be retained with your Prospectus, Summary Prospectus and SAI for future reference.

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